AQR FUNDS

Supplement dated August 28, 2012 (“Supplement”)

To the Class N Prospectus, dated June 25, 2012 (“Prospectus”), of the AQR U.S.

Defensive Equity Fund, AQR International Defensive Equity Fund, AQR Emerging

Defensive Equity Fund, AQR Risk-Balanced Commodities Strategy Fund and AQR Risk-

Balanced Commodities Strategy LV Fund

This Supplement updates certain information contained in the above-dated Prospectus. You may obtain copies of the Funds’ Prospectus and Statement of Additional Information free of charge, upon request, by calling (866) 290-2688, or by writing to AQR Funds, P.O. Box 2248, Denver, CO 80201-2248. Please review this important information carefully.

Effective September 15, 2012

The information under the section entitled “Eligibility to Buy Class N Shares” on page 56 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Each Fund’s Class N Shares are offered exclusively to the following groups of investors:

1.	Institutional investors such as qualified retirement plans;

2.	Fee-based accounts and programs offered by certain financial intermediaries, such as registered investment advisers, broker-dealers, bank trust departments, wrap programs and unified managed accounts;

3.	Tax-exempt retirement plans of the Adviser and its affiliates and rollover accounts from those plans, as well as employees of the Adviser and its affiliates, trustees and officers of the Trust and members of their immediate families;

4.	Investment professionals, employees of broker-dealers or other financial intermediaries, and their immediate family members; and

5.	Any other investors that meet the $1,000,000 investment minimum requirements described below under “Investment Minimums—Class N Shares”.

Prior to investing, non-U.S. residents should consult a qualified tax and/or legal adviser about whether purchasing shares of a Fund is a suitable investment given legal and tax ramifications; some non-U.S. persons may not be permitted to invest in a Fund, depending on applicable laws and regulations.

Some financial intermediaries may impose different or additional eligibility requirements. The Funds have the discretion to further modify the above eligibility requirements.

The Funds reserve the right to refuse any request to purchase shares.

The information under the section entitled “Investment Minimums—Class N Shares” on page 56 of the Prospectus is hereby deleted in its entirety and replaced with the following:

The minimum initial account size is $1,000,000. This minimum investment requirement may be modified or reduced as follows:

•	There will be no minimum investment for eligibility groups 1, 2, 3, and 4 described above under “Eligibility to Buy Class N Shares.”

•	Investors may aggregate accounts for purposes of determining whether the minimum has been met.

•	Investors may enter into a letter of intent indicating that they intend to meet the minimum investment requirements within an 18-month period.

There is no minimum subsequent investment amount.

Some financial intermediaries may impose different or additional minimum investment requirements. The Funds have the discretion to waive or reduce the above minimum investment requirements.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE